Exhibit 99.2

The PMI Group, Inc.

Fourth Quarter 2010

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2010

THE PMI GROUP, INC. AND SUBSIDIARIES (the “Company”)

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED SEPTEMBER 30, 2010

Notes to Financial Results and Statistical Information:

(1)

For the quarter and year ended December 31, 2010 and 2009, the Company’s equity in (losses) earnings from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests.

(2)

Effective January 1, 2008, The PMI Group, Inc. adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures and the fair value option outlined in FASB ASC Topic 825 Financial Instruments. The Company elected to adopt the fair value option for certain corporate debt on the adoption date.

(3)

Due to the net losses in the quarter and year ended December 31, 2010 and 2009, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(4)

U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. (“MIC”), PMI Mortgage Assurance Co. (“PMAC”), formerly Commercial Loan Insurance Co., and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). Effective January 1, 2010, PMAC was merged into the U.S. Mortgage Insurance Operations segment. CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are reported in equity in (losses) earnings from unconsolidated subsidiaries.

(5)

International Operations segment includes PMI Europe and PMI Canada as continuing operations and results from PMI Australia and PMI Asia which are reported as discontinued operations for all periods presented due to their sale in 2008.

(6)

Effective December 31, 2009, the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. For the quarter and year ended December 31, 2010, the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; equity in earnings (losses) from certain limited partnerships and our equity investment in FGIC (which the Company sold in July 2010). For the quarter and year ended December 31, 2009 the Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co. investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Holding Company; the results of WMAC, equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re (which the Company sold in the fourth quarter of 2009). PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008.

(7)

The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(8)

The Company received proceeds of $285 million upon issuance of the 4.50% Convertible Notes due 2020. The Company contributed the proceeds of $285 million to MIC in the form of a surplus note. On April 30, 2010, MIC issued a surplus note for a face value of $261 million to the Company and on May 5, 2010, MIC issued a second surplus note for a face value of $24 million to the Company, for a total of $285 million.

(9)	The Company ceased writing pool insurance business effective February 1, 2008.

(10)

Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. Beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(11)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(12)

The statutory risk-to-capital ratio is for MIC only. As of March 31, 2009, the Company began adjusting its statutory risk-to-capital ratio based on recent regulatory clarification to exclude delinquent risk in force for which a loss reserve has been established.

(13)	The excess minimum policyholders’ position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for MIC only.

(14)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(15)

The Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other are amounts recovered from captive trust accounts due to the termination of captive agreements.

(16)

Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior period’s information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor and Media Relations Contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations, Public Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
	(Unaudited)		(Unaudited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$140,736	$156,126	$584,458	$678,058

Revenues
Premiums earned	$139,560	$170,575	$590,607	$716,841
Net gain from credit default swaps	3,859	7,574	8,288	31,581
Net investment income	13,966	29,465	78,152	119,166
Equity in losses from unconsolidated subsidiaries (1)	(861)	(3,804)	(12,247)	(12,019)
Net realized investment gains	5,535	8,209	96,516	37,471
Change in fair value of certain debt instruments (2)	(19,908)	34,000	(113,533)	16,522
Other income	2,133	—	6,570	2,328

Total revenues	144,284	246,019	654,353	911,890

Losses and expenses
Losses and loss adjustment expenses	280,849	556,189	1,266,947	1,756,755
Amortization of deferred policy acquisition costs	5,763	6,532	18,439	17,781
Other underwriting and operating expenses	25,956	41,282	119,692	155,624
Interest expense	13,469	10,092	48,632	43,013

Total losses and expenses	326,037	614,095	1,453,710	1,973,173

Loss from continuing operations before income taxes	(181,753)	(368,076)	(799,357)	(1,061,283)
Income tax expense (benefit) from continuing operations	2,625	(139,893)	(26,329)	(407,292)

Loss from continuing operations	(184,378)	(228,183)	(773,028)	(653,991)
Loss from discontinued operations, net of taxes	—	—	—	(5,335)

Net loss	$(184,378)	$(228,183)	$(773,028)	$(659,326)

Diluted loss from continuing operations per share	$(1.14)	$(2.76)	$(5.70)	$(7.94)
Diluted loss from discontinued operations per share	—	—	—	(0.07)

Diluted net loss per share	$(1.14)	$(2.76)	$(5.70)	$(8.01)

Share data:
Basic weighted average common shares outstanding	161,167	82,577	135,560	82,317
Stock options and other dilutive components (3)	—	—	—	—

Diluted weighted average common shares outstanding (3)	161,167	82,577	135,560	82,317

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2010	December 31, 2009
	(Unaudited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,651,206	$2,355,188
Equity securities:
Common	30,664	29,090
Preferred	120,421	186,023
Short term investments	17,867	2,232

Total investments	$2,820,158	$2,572,533
Cash and cash equivalents	267,705	686,891
Investments in unconsolidated subsidiaries	121,040	139,775
Reinsurance recoverables	459,671	703,550
Deferred policy acquisition costs	46,372	41,289
Property, equipment and software, net of accumulated depreciation and amortization	85,186	101,893
Deferred tax assets	142,899	178,623
Other assets	275,956	216,963

Total assets	$4,218,987	$4,641,517

Liabilities
Reserve for losses and loss adjustment expenses	$2,958,461	$3,253,820
Unearned premiums	64,298	72,089
Debt	616,158	389,991
Other liabilities	164,800	198,530

Total liabilities	3,803,717	3,914,430
Shareholders’ equity
Common stock	1,971	1,193
Additional paid-in capital, treasury stock and retained earnings	406,813	660,486
Unrealized (losses) gains on investments, net of deferred taxes	(28,852)	28,444
Pension liability adjustment, net of deferred taxes	(11,668)	(8,557)
Effective portion of losses on cash flow hedges, net of deferred taxes	(4,103)	(4,554)
Foreign currency translation gains, net of deferred taxes	51,109	50,075

Total shareholders’ equity	415,270	727,087

Total liabilities and shareholders’ equity	$4,218,987	$4,641,517

Basic shares issued and outstanding	161,168	82,580

Book value per share	$2.58	$8.80

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED DECEMBER 31, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Three Months Ended December 31, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$140,630	$106	$—	$140,736

Revenues
Premiums earned	$136,488	$3,072	$—	$139,560
Net gain from credit default swaps	—	3,859	—	3,859
Net investment income	11,961	1,867	138	13,966
Equity in (losses) earnings from unconsolidated subsidiaries (1)	(6,375)	—	5,514	(861)
Net realized investment gains (losses)	5,596	(60)	(1)	5,535
Change in fair value of certain debt instruments (2)	—	—	(19,908)	(19,908)
Other income	2,077	—	56	2,133

Total revenues (expenses)	149,747	8,738	(14,201)	144,284

Losses and expenses
Losses and loss adjustment expensee	281,763	(914)	—	280,849
Amortization of deferred policy acquisition costs	5,763	—	—	5,763
Other underwriting and operating expenses	25,474	1,037	(555)	25,956
Interest expense	3,169	—	10,300	13,469

Total losses and expenses	316,169	123	9,745	326,037

(Loss) income from continuing operations before income taxes	(166,422)	8,615	(23,946)	(181,753)
Income tax expense from continuing operations	2,625	—	—	2,625

Net (loss) income	$(169,047)	$8,615	$(23,946)	$(184,378)

Loss ratio (7)	206.4%
Expense ratio (7)	22.2%
Combined ratio	228.6%

	Three Months Ended December 31, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$163,424	$(7,298)	$—	$156,126

Revenues
Premiums earned	$168,611	$1,962	$2	$170,575
Net gain from credit default swaps	—	7,574	—	7,574
Net investment income	27,553	1,603	309	29,465
Equity in losses from unconsolidated subsidiaries (1)	(3,669)	—	(135)	(3,804)
Net realized investment gains (losses)	9,004	(795)	—	8,209
Change in fair value of certain debt instruments (2)	—	—	34,000	34,000
Other (loss) income	(1)	1	—	—

Total revenues	201,498	10,345	34,176	246,019

Losses and expenses
Losses and loss adjustment expenses	549,423	6,766	—	556,189
Amortization of deferred policy acquisition costs	4,944	1,588	—	6,532
Other underwriting and operating expenses	31,193	2,308	7,781	41,282
Interest expense	11	—	10,081	10,092

Total losses and expenses	585,571	10,662	17,862	614,095

(Loss) income from continuing operations before income taxes	(384,073)	(317)	16,314	(368,076)
Income tax (benefit) expense from continuing operations	(142,088)	2,609	(414)	(139,893)

Net (loss) income	$(241,985)	$(2,926)	$16,728	$(228,183)

Loss ratio (7)	325.9%
Expense ratio (7)	22.1%
Combined ratio	348.0%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2010 AND 2009

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	Year Ended December 31, 2010 (Unaudited)
	(Dollars in thousands)
Net premiums written	$583,106	$1,352	$—	$584,458

Revenues
Premiums earned	$583,653	$6,954	$—	$590,607
Net gain from credit default swaps	—	8,288	—	8,288
Net investment income	73,846	3,760	546	78,152
Equity in (losses) earnings from unconsolidated subsidiaries (1)	(17,432)	—	5,185	(12,247)
Net realized investment gains	95,252	989	275	96,516
Change in fair value of certain debt instruments (2)	—	—	(113,533)	(113,533)
Other income	6,510	4	56	6,570

Total revenues (expenses)	741,829	19,995	(107,471)	654,353

Losses and expenses
Losses and loss adjustment expenses	1,270,027	(3,080)	—	1,266,947
Amortization of deferred policy acquisition costs	18,439	—	—	18,439
Other underwriting and operating expenses	107,413	5,232	7,047	119,692
Interest expense	8,611	—	40,021	48,632

Total losses and expenses	1,404,490	2,152	47,068	1,453,710

(Loss) income from continuing operations before income taxes	(662,661)	17,843	(154,539)	(799,357)
Income tax (benefit) expense from continuing operations	(4,642)	1,941	(23,628)	(26,329)

Net (loss) income	$(658,019)	$15,902	$(130,911)	$(773,028)

Loss ratio (7)	217.6%
Expense ratio (7)	21.6%
Combined ratio	239.2%

	Year Ended December 31, 2009 (Audited)
	(Dollars in thousands)
Net premiums written	$685,382	$(7,328)	$4	$678,058

Revenues
Premiums earned	$705,940	$10,880	$21	$716,841
Net gain from credit default swaps	—	31,581	—	31,581
Net investment income	110,730	5,074	3,362	119,166
Equity in losses from unconsolidated subsidiaries (1)	(11,452)	—	(567)	(12,019)
Net realized investment gains (losses)	40,227	(2,737)	(19)	37,471
Change in fair value of certain debt instruments (2)	—	—	16,522	16,522
Other (loss) income	(38)	(13)	2,379	2,328

Total revenues	845,407	44,785	21,698	911,890

Losses and expenses
Losses and loss adjustment expenses	1,740,691	16,064	—	1,756,755
Amortization of deferred policy acquisition costs	15,238	2,543	—	17,781
Other underwriting and operating expenses	127,931	11,081	16,612	155,624
Interest expense	55	—	42,958	43,013

Total losses and expenses	1,883,915	29,688	59,570	1,973,173

(Loss) income from continuing operations before income taxes	(1,038,508)	15,097	(37,872)	(1,061,283)
Income tax benefit from continuing operations	(382,560)	(2,645)	(22,087)	(407,292)

(Loss) income from continuing operations	(655,948)	17,742	(15,785)	(653,991)
Loss from discontinued operations, net of taxes	—	(5,335)	—	(5,335)

Net (loss) income	$(655,948)	$12,407	$(15,785)	$(659,326)

Loss ratio (7)	246.6%
Expense ratio (7)	20.9%
Combined ratio	267.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (4)	International Operations (5)	Corporate and Other (6)	Consolidated Total
	December 31, 2010 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,503,680	$145,694	$1,832	$2,651,206
Equity securities:
Common	30,664	—	—	30,664
Preferred	120,421	—	—	120,421
Short term investments	17,843	24	—	17,867

Total investments	$2,672,608	$145,718	$1,832	$2,820,158
Cash and cash equivalents	158,072	28,513	81,120	267,705
Investments in unconsolidated subsidiaries	106,470	—	14,570	121,040
Reinsurance recoverables	459,671	—	—	459,671
Deferred policy acquisition costs	46,372	—	—	46,372
Property, equipment and software, net of accumulated depreciation and amortization	22,769	—	62,417	85,186
Deferred tax assets	61,349	81,550	—	142,899
Other assets	263,019	6,895	6,042	275,956

Total assets	$3,790,330	$262,676	$165,981	$4,218,987

Liabilities
Reserve for losses and loss adjustment expenses	$2,935,276	$23,185	$—	$2,958,461
Unearned premiums	60,227	4,071	—	64,298
Debt (8)	285,000	—	331,158	616,158
Other liabilities	154,099	6,920	3,781	164,800

Total liabilities	3,434,602	34,176	334,939	3,803,717

Shareholders’ equity (deficit)	355,728	228,500	(168,958)	415,270

Total liabilities and shareholders’ equity	$3,790,330	$262,676	$165,981	$4,218,987

	December 31, 2009 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$143,599	$15,839	$2,355,188
Equity securities:
Common	29,090	—	—	29,090
Preferred	186,023	—	—	186,023
Short term investments	999	23	1,210	2,232

Total investments	$2,411,862	$143,622	17,049	$2,572,533
Cash and cash equivalents	567,821	47,353	71,717	686,891
Investments in unconsolidated subsidiaries	124,826	—	14,949	139,775
Reinsurance recoverables	703,550	—	—	703,550
Deferred policy acquisition costs	41,289	—	—	41,289
Property, equipment and software, net of accumulated depreciation and amortization	35,606	27	66,260	101,893
Deferred tax assets	126,992	2,529	49,102	178,623
Other assets	196,529	9,226	11,208	216,963

Total assets	$4,208,475	$202,757	$230,285	$4,641,517

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$40,085	$—	$3,253,820
Unearned premiums	61,758	10,328	3	72,089
Debt	—	—	389,991	389,991
Other liabilities (assets)	172,070	34,763	(8,303)	198,530

Total liabilities	3,447,563	85,176	381,691	3,914,430

Shareholders’ equity (deficit)	760,912	117,581	(151,406)	727,087

Total liabilities and shareholders’ equity	$4,208,475	$202,757	$230,285	$4,641,517

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) RESULTS OF OPERATIONS

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)					(Dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums written:
Direct premiums written, net of refunds	$168,619	$169,949	$175,813	$193,413	$707,794	$199,088	$205,364	$210,647	$224,059	$839,158
Ceded premiums, net of assumed	(27,989)	(30,904)	(31,855)	(33,940)	(124,688)	(35,664)	(37,921)	(40,427)	(39,764)	(153,776)

Net premiums written	140,630	139,045	143,958	159,473	583,106	163,424	167,443	170,220	184,295	685,382
Change in unearned premiums	(4,142)	(459)	4,458	690	547	5,187	6,094	7,958	1,319	20,558

Premiums earned	$136,488	$138,586	$148,416	$160,163	$583,653	$168,611	$173,537	$178,178	$185,614	$705,940
Net investment income	11,961	15,522	21,330	25,033	73,846	27,553	26,478	28,929	27,770	110,730
Equity in losses from unconsolidated subsidiaries (1)	(6,375)	(2,912)	(3,856)	(4,289)	(17,432)	(3,669)	(4,268)	(1,221)	(2,294)	(11,452)
Net realized investment gains (losses)	5,596	82,487	(1)	7,170	95,252	9,004	11,828	23,663	(4,268)	40,227
Other income (loss)	2,077	2,208	2,225	—	6,510	(1)	1	12	(50)	(38)

Total revenues	149,747	235,891	168,114	188,077	741,829	201,498	207,576	229,561	206,772	845,407

Losses and expenses
Losses and loss adjustment expenses	281,763	317,071	321,120	350,073	1,270,027	549,423	334,593	476,829	379,846	1,740,691
Amortization of deferred policy acquisition costs	5,763	4,637	4,163	3,876	18,439	4,944	3,837	3,432	3,025	15,238
Other underwriting and operating expenses	25,474	26,363	25,486	30,090	107,413	31,193	30,437	32,781	33,520	127,931
Interest expense	3,169	3,193	2,175	74	8,611	11	12	16	16	55

Total losses and expenses	316,169	351,264	352,944	384,113	1,404,490	585,571	368,879	513,058	416,407	1,883,915

Loss before income taxes	(166,422)	(115,373)	(184,830)	(196,036)	(662,661)	(384,073)	(161,303)	(283,497)	(209,635)	(1,038,508)
Income tax expense (benefit)	2,625	136,181	(69,195)	(74,253)	(4,642)	(142,088)	(50,683)	(107,720)	(82,069)	(382,560)

Net loss	$(169,047)	$(251,554)	$(115,635)	$(121,783)	$(658,019)	$(241,985)	$(110,620)	$(175,777)	$(127,566)	$(655,948)

Loss ratio (7)	206.4%	228.8%	216.4%	218.6%	217.6%	325.9%	192.8%	267.6%	204.6%	246.6%
Expense ratio (7)	22.2%	22.3%	20.6%	21.3%	21.6%	22.1%	20.5%	21.3%	19.8%	20.9%
Combined ratio	228.6%	251.1%	237.0%	239.9%	239.2%	348.0%	213.3%	288.9%	224.4%	267.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (4) BALANCE SHEETS

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)				(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$2,503,680	$1,943,073	$2,055,974	$1,940,169	$2,195,750	$2,441,616	$2,044,222	$1,917,378
Equity securities:
Common	30,664	26,562	28,877	31,840	29,090	21,822	11,679	3,303
Preferred	120,421	126,276	163,823	172,776	186,023	186,733	177,762	158,994
Short term investments	17,843	438	1,117	1,610	999	999	996	981

Total investments	$2,672,608	$2,096,349	$2,249,791	$2,146,395	$2,411,862	$2,651,170	$2,234,659	$2,080,656
Cash and cash equivalents	158,072	947,281	879,292	772,382	567,821	698,833	1,075,108	1,058,306
Investments in unconsolidated subsidiaries	106,470	117,545	117,858	120,391	124,826	132,025	132,271	134,646
Reinsurance recoverables	459,671	522,116	613,646	666,298	703,550	659,356	602,318	549,369
Deferred policy acquisition costs	46,372	46,115	44,519	42,642	41,289	40,677	38,895	37,034
Property, equipment and software, net of accumulated depreciation and amortization	22,769	25,891	28,775	31,829	35,606	40,567	45,535	51,191
Deferred tax assets	61,349	95,137	223,552	157,466	126,992	74,069	208,853	205,307
Other assets	263,019	353,087	342,700	270,521	196,529	218,874	146,850	157,117

Total assets	$3,790,330	$4,203,521	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

Liabilities
Reserve for losses and loss adjustment expenses	$2,935,276	$2,982,512	$3,079,764	$3,255,561	$3,213,735	$3,138,261	$3,185,488	$2,854,797
Unearned premiums	60,227	56,327	56,150	60,816	61,758	67,286	73,786	86,480
Debt (8)	285,000	285,000	285,000	—	—	—	—	—
Other liabilities	154,099	266,189	195,522	223,909	172,070	277,730	166,532	206,623

Total liabilities	3,434,602	3,590,028	3,616,436	3,540,286	3,447,563	3,483,277	3,425,806	3,147,900

Shareholders’ equity	355,728	613,493	883,697	667,638	760,912	1,032,294	1,058,683	1,125,726

Total liabilities and shareholders’ equity	$3,790,330	$4,203,521	$4,500,133	$4,207,924	$4,208,475	$4,515,571	$4,484,489	$4,273,626

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in millions)					(Dollars in millions)
New Insurance Written (9)
Flow insurance written	$2,214	$2,004	$1,567	$964	$6,749	$969	$1,176	$2,001	$4,847	$8,993
Structured insurance written	—	—	—	—	—	—	—	—	1	1

Primary new insurance written	$2,214	$2,004	$1,567	$964	$6,749	$969	$1,176	$2,001	$4,848	$8,994

Primary new risk written	$514	$468	$374	$214	$1,570	$207	$253	$426	$1,034	$1,920
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
95.01% to 97% LTV’s	0%	0%	0%	0%	0%	0%	0%	0%	1%	1%
90.01% to 95% LTV’s	33%	30%	29%	26%	30%	27%	29%	29%	30%	29%
85.01% to 90% LTV’s	47%	52%	54%	55%	51%	56%	54%	51%	48%	50%
85% and below	20%	18%	17%	19%	19%	17%	17%	20%	21%	20%
Less than A quality loans	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Alt-A loans	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Interest only loans	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Monthlies	67%	72%	79%	84%	73%	87%	88%	89%	89%	88%
Refinances	47%	37%	20%	33%	36%	24%	29%	49%	54%	46%
Structured transactions	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.7%	4.7%	2.7%
Percentage of primary IIF subject to captive reinsurance arrangements	40.4%	44.1%	44.8%	45.6%	40.4%	45.9%	46.5%	46.9%	47.5%	45.9%
Percentage of primary RIF subject to captive reinsurance arrangements	41.3%	45.2%	45.8%	46.6%	41.3%	46.9%	47.5%	47.8%	48.3%	46.9%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

	2010							2009
	12/31/2010		9/30/2010	6/30/2010	3/31/2010	Total (14)		12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (14)
	(Dollars in millions, except loan size)							(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$88,928		$91,219	$93,453	$95,539	$88,928		$98,135	$100,745	$103,367	$106,352	$98,135
Structured transactions	12,782		13,345	14,118	14,731	12,782		15,559	16,187	16,852	17,545	15,559

Total	$101,710		$104,564	$107,571	$110,270	$101,710		$113,694	$116,932	$120,219	$123,897	$113,694

Primary risk in force
Flow	$21,864		$22,444	$22,999	$23,510	$21,864		$24,138	$24,794	$25,458	$26,237	$24,138
Structured transactions	2,992		3,124	3,305	3,447	2,992		3,656	3,805	3,963	4,129	3,656

Total	$24,856		$25,568	$26,304	$26,957	$24,856		$27,794	$28,599	$29,421	$30,366	$27,794

Pool risk in force (10)	$606		$624	$828	$884	$606		$1,073	$1,292	$1,579	$1,869	$1,073
Primary risk in force - credit score distribution
Total
620 or above	93.5%		93.4%	93.4%	93.3%	93.5%		93.3%	93.2%	93.1%	93.1%	93.3%
619-575	4.8%		4.9%	4.9%	5.0%	4.8%		5.0%	5.0%	5.1%	5.1%	5.0%
574 or below	1.7%		1.7%	1.7%	1.7%	1.7%		1.7%	1.8%	1.8%	1.8%	1.7%
Primary average loan size (in thousands)
Flow	$162.4		$162.3	$162.0	$161.6	$162.4		$161.9	$161.9	$161.8	$161.6	$161.9
Structured transactions	$156.5		$156.7	$158.3	$158.7	$156.5		$156.9	$157.5	$158.1	$158.9	$156.9
Total	$161.7		$161.5	$161.5	$161.2	$161.7		$161.2	$161.3	$161.2	$161.2	$161.2
Persistency (11)
Primary persistency rate	83.5%		84.7%	85.6%	84.9%	83.5%		84.3%	83.8%	82.3%	82.5%	84.3%
Risk-to-capital ratio (12)	19.9 to 1	(A)	17.2 to 1	15.8 to 1	26.6 to 1	19.9 to 1	(A)	22.1 to 1	16.9 to 1	19.6 to 1	18.7 to 1	22.1 to 1
Minimum policyholders’ position (13) excess (deficit)	$184.3	(A)	$332.1	$415.5	$(57.4)	$184.3	(A)	$63.9	$307.2	$185.3	$246.6	$63.9

(A)	Preliminary.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

	12/31/2010		9/30/2010		12/31/2009
	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
	(In millions)		(In millions)		(In millions)
Policy Year As a Percentage of Primary Risk in Force (RIF)
Prior to 2000	$331	1.3%	$359	1.4%	$502	1.8%
2000	81	0.3%	85	0.3%	105	0.4%
2001	281	1.1%	300	1.2%	359	1.3%
2002	621	2.5%	660	2.6%	773	2.8%
2003	1,713	6.9%	1,821	7.1%	2,119	7.6%
2004	1,970	7.9%	2,064	8.1%	2,321	8.4%
2005	2,902	11.7%	3,019	11.8%	3,448	12.4%
2006	3,603	14.5%	3,787	14.8%	4,374	15.7%
2007	6,652	26.8%	6,990	27.4%	7,787	28.0%
2008	3,586	14.4%	3,764	14.7%	4,183	15.0%
2009	1,615	6.5%	1,692	6.6%	1,823	6.6%
2010	1,501	6.1%	1,027	4.0%	—	0.0%

Total	$24,856		$25,568		$27,794

	12/31/2010		9/30/2010		12/31/2009
	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force,
(Ranking based on 12/31/10 RIF)
Florida	9.6%	40.6%	9.7%	40.4%	10.1%	41.1%
Texas	8.0%	11.5%	7.9%	11.6%	7.5%	13.0%
California	7.4%	29.5%	7.4%	31.6%	7.7%	36.7%
Illinois	5.2%	24.6%	5.2%	24.5%	5.2%	25.0%
Georgia	4.6%	20.6%	4.7%	21.2%	4.7%	23.2%
New York	4.1%	20.4%	4.0%	20.0%	4.0%	18.5%
Ohio	4.0%	17.2%	3.9%	17.0%	3.9%	18.0%
Pennsylvania	3.5%	15.8%	3.5%	15.3%	3.4%	15.5%
New Jersey	3.3%	25.4%	3.3%	24.9%	3.3%	24.1%
Washington	3.3%	17.8%	3.3%	17.3%	3.2%	16.5%

	2010				2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	19.5%	19.9%	20.2%	20.4%	20.4%	20.5%	20.6%	20.8%
95.01% to 97% LTV’s	4.0%	4.0%	4.0%	4.0%	4.0%	4.1%	4.1%	4.1%
90.01% to 95% LTV’s	31.1%	30.8%	30.6%	30.5%	30.5%	30.4%	30.3%	30.2%
85.01% to 90% LTV’s	38.5%	38.4%	38.2%	38.1%	38.1%	38.0%	37.9%	37.8%
85% and below	6.9%	6.9%	7.0%	7.0%	7.0%	7.0%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.5%	6.6%	6.7%	6.7%	6.8%	6.8%	6.8%	6.9%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.7%	1.7%	1.7%	1.7%	1.8%	1.8%	1.8%
Alt-A Loans:
With FICO scores of 660 and above	13.3%	13.7%	14.2%	14.6%	14.8%	15.0%	15.3%	15.7%
With FICO scores below 660 and above 619	2.0%	2.0%	2.1%	2.2%	2.2%	2.3%	2.3%	2.3%

Total Alt-A Loans	15.3%	15.7%	16.3%	16.8%	17.0%	17.3%	17.6%	18.0%
ARMs (B)	8.0%	8.3%	8.7%	9.1%	9.3%	9.5%	9.7%	9.9%
Interest Only (C)	9.8%	10.1%	10.5%	10.8%	10.9%	11.0%	11.1%	11.3%
Payment Option ARMs	2.6%	2.7%	2.8%	3.0%	3.1%	3.1%	3.2%	3.3%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.1% of RIF is subject to initial payment adjustment in 2011.

(C)	Approximately 95.5% and 50.0% of interest only loans written in 2009 and 2010, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (1)

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (14)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (14)
	(Dollars in millions, except claim size)					(Dollars in millions, except claim size)
Primary delinquent roll forward
Beginning delinquent inventory	131,891	138,431	147,248	150,925	150,925	141,261	126,431	117,503	109,580	109,580
Plus: New notices	28,664	29,715	28,597	34,268	121,244	37,835	41,359	38,007	43,307	160,508
Less: Cures	(24,236)	(25,998)	(28,008)	(29,565)	(107,807)	(20,775)	(20,390)	(22,100)	(28,697)	(91,962)
Less: Paids (A)	(7,614)	(9,079)	(8,284)	(6,892)	(31,869)	(5,924)	(4,192)	(4,888)	(4,429)	(19,433)
Less: Rescissions	(1,227)	(1,178)	(1,122)	(1,488)	(5,015)	(1,472)	(1,947)	(2,091)	(2,258)	(7,768)

Ending delinquent inventory	127,478	131,891	138,431	147,248	127,478	150,925	141,261	126,431	117,503	150,925
Claims paid
Primary claims paid - flow	$255.7	$335.6	$311.3	$226.2	$1,128.8	$204.6	$144.6	$129.8	$136.7	$615.7
Primary claims paid - structured transactions	66.1	68.8	62.2	74.2	271.3	61.9	43.7	47.3	65.3	218.2
Ceded claims, supplemental and other (15)	(90.6)	(140.9)	(98.6)	(64.0)	(394.1)	(56.2)	(29.8)	(21.8)	(21.3)	(129.1)

Total primary claims paid	231.2	263.5	274.9	236.4	1,006.0	210.3	158.5	155.3	180.7	704.8
Total pool and other (B)	18.6	45.2	156.9	21.4	242.1	293.5	268.8	31.0	25.9	619.2

Total claims paid	249.8	308.7	431.8	257.8	1,248.1	503.8	427.3	186.3	206.6	1,324.0
Loss adjustment expenses	16.8	14.0	12.5	13.2	56.5	14.3	11.6	12.8	9.6	48.3

Total claims paid including loss adjustment expenses	$266.6	$322.7	$444.3	$271.0	$1,304.6	$518.1	$438.9	$199.1	$216.2	$1,372.3
Average primary claim size (in thousands)	$30.6	$30.2	$33.2	$34.3	$32.0	$36.1	$37.8	$31.8	$40.8	$36.4
Average primary claim size - gross of ceded captive recoveries and excluding claim denials (in thousands)	$55.4	$52.1	$51.4	$50.3	$52.2	$48.5	$48.5	$48.2	$51.9	$49.2
Loss severity (16) - primary (quarterly)
Flow	72.6%	85.9%	87.7%	85.4%	82.8%	94.2%	94.2%	75.7%	83.6%	87.3%
Structured transactions	94.9%	84.3%	74.2%	60.0%	75.6%	89.1%	87.9%	63.9%	85.9%	81.0%
Total	76.3%	85.6%	85.1%	77.4%	81.3%	93.0%	92.7%	72.2%	84.3%	85.5%
Loss severity excluding claim denials (16) - primary (quarterly)
Flow	107.3%	106.6%	106.4%	106.0%	106.6%	104.9%	104.5%	104.3%	103.9%	104.5%
Structured transactions	104.9%	105.7%	105.7%	106.5%	105.7%	105.4%	106.3%	106.0%	106.6%	106.1%
Total	106.8%	106.5%	106.3%	106.1%	106.4%	105.1%	104.9%	104.7%	104.8%	104.9%
Delinquent risk-in-force rescinded per quarter	$93.2	$85.3	$78.7	$109.2	$366.4	$123.6	$148.4	$170.3	$200.6	$642.9
Claim denials per quarter - delinquent risk-in-force	$179.0	$123.5	$108.7	$149.2	$560.4	$93.4	$80.1	$184.8	$63.6	$421.9

(A)	Claims paid are net of claim reversals, reinstatements, and claim denials (“CWP”).

(B)	The quarters ended June 30, 2010, December 31, 2009 and September 30, 2009 include discounted accelerated claim payments associated with the restructuring of certain modified pool contracts.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION (2)

	2010								2009
	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009		6/30/2009		3/31/2009
	(Dollars in millions)								(Dollars in millions)
Primary loans, defaults and default rates
Primary policies in force	629,154		647,319		666,204		683,888		705,417		725,029		745,551		768,441
Loans in default by payment status:
2 - 3 payments in default	28,077	22%	28,922	22%	28,835	21%	30,922	21%	36,246	24%	37,810	27%	35,861	28%	36,657	31%
4 - 11 payments in default	38,909	31%	42,592	32%	50,246	36%	59,669	41%	63,971	42%	61,800	44%	59,072	47%	56,009	48%
12 payments or more in default	60,492	47%	60,377	46%	59,350	43%	56,657	38%	50,708	34%	41,651	29%	31,498	25%	24,837	21%

Primary loans in default	127,478	100%	131,891	100%	138,431	100%	147,248	100%	150,925	100%	141,261	100%	126,431	100%	117,503	100%
Reserves for losses and LAE by payment status (A):
2 - 3 payments in default	$164.9		$158.5		$161.0		$160.2		$188.5		$184.2		$205.3		$237.3
4 - 11 payments in default	685.2		786.7		902.7		1,001.5		1,109.6		1,122.1		1,245.7		1,280.4
12 payments or more in default	1,909.3		1,858.7		1,832.6		1,762.7		1,633.0		1,388.1		1,109.4		927.5

Primary loans in default	$2,759.4		$2,803.9		$2,896.3		$2,924.4		$2,931.1		$2,694.4		$2,560.4		$2,445.2
Primary default rate	20.26%		20.37%		20.78%		21.53%		21.40%		19.48%		16.96%		15.29%
Flow only default rate	19.05%		19.21%		19.66%		20.41%		20.18%		18.26%		15.81%		14.14%
Structured transactions only default rate	28.38%		28.08%		28.03%		28.64%		28.80%		26.87%		23.83%		22.16%
Pool default rate	15.60%		15.40%		15.20%		16.46%		22.30%		20.86%		19.46%		17.69%
Primary default rates by loan type (B)
Alt-A loans	40.41%		41.27%		42.41%		43.85%		43.92%		41.28%		37.52%		34.79%
Less than A quality loans	37.62%		37.38%		37.56%		38.86%		40.78%		37.96%		33.61%		30.94%
Above 97s	26.28%		26.32%		26.87%		28.07%		28.71%		26.03%		22.36%		19.85%
ARMs (excluding 2/28 Hybrid ARMs)	41.83%		41.65%		41.97%		42.33%		42.96%		40.50%		37.32%		35.09%
2/28 Hybrid ARMs	52.73%		53.50%		50.14%		51.32%		54.29%		52.87%		50.41%		49.95%
Payment option ARMs	53.06%		52.60%		53.24%		53.71%		53.09%		50.75%		47.01%		43.78%
Interest Only	40.94%		41.97%		42.78%		44.30%		43.82%		40.78%		36.49%		33.41%
Primary reserves for losses and LAE by loan type (A)
Alt-A loans	$901.7		$938.7		$1,008.5		$1,037.3		$1,086.7		$1,041.0		$1,072.7		$1,104.0
Less than A quality loans	378.8		379.0		386.1		397.5		411.3		384.6		360.4		351.8
Above 97s	666.9		682.6		706.7		718.7		741.7		678.8		645.3		619.4
ARMs (excluding 2/28 Hybrid ARMs)	401.1		414.3		439.6		457.7		473.5		459.9		455.8		455.6
2/28 Hybrid ARMs	122.1		124.6		128.0		131.5		151.9		154.8		183.3		206.2
Payment option ARMs	190.8		198.6		215.5		228.0		233.4		227.5		224.8		227.0
Interest Only	$510.8		$541.3		$579.5		$591.2		$617.5		$582.2		$592.6		$589.7

(A)	While we do not establish loss reserves based on payment status or loan type, the loss reserve amounts set out above have been allocated based on total delinquencies and on the number of delinquencies associated with each payment status and risk characteristic, respectively.

(B)	Loan types are not mutually exclusive as certain loans may be included in one or more of the above loan categories.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

	2010				2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in millions)				(Dollars in millions)
Loss Reserve Analysis
Beginning reserves for losses and LAE,	$2,982.5	$3,079.8	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8	$2,624.5
Reinsurance recoverables	(522.1)	(613.6)	(666.3)	(703.6)	(659.4)	(602.3)	(549.4)	(482.7)

Net balance at beginning of the period	2,460.4	2,466.2	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4	2,141.8
Loss and LAE incurred (principally with respect to defaults occurring in):
Current year	247.9	199.7	215.5	291.0	432.8	375.2	374.1	370.6
Prior years	33.9	117.4	105.6	59.1	116.6	(40.6)	102.7	9.2

Total incurred	281.8	317.1	321.1	350.1	549.4	334.6	476.8	379.8
Loss and LAE payments (principally with respect to defaults occurring in):
Current year	(26.5)	(10.8)	1.1	(3.3)	(180.9)	(121.2)	(4.3)	(2.6)
Prior years	(240.1)	(312.1)	(445.3)	(267.6)	(337.3)	(317.7)	(194.7)	(213.6)

Total payments	(266.6)	(322.9)	(444.2)	(270.9)	(518.2)	(438.9)	(199.0)	(216.2)
Net ending balance	2,475.6	2,460.4	2,466.2	2,589.3	2,510.1	2,478.9	2,583.2	2,305.4
Reinsurance recoverables (A)	459.7	522.1	613.6	666.3	703.6	659.4	602.3	549.4

Ending reserves for losses and LAE	$2,935.3	$2,982.5	$3,079.8	$3,255.6	$3,213.7	$3,138.3	$3,185.5	$2,854.8

	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in thousands)
Loss Reserves by Book Year
2002 and prior	11,782	$128,249	12,131	$141,318	13,641	$151,551	15,988	$134,792	16,943	$135,572
2003	11,478	143,976	12,034	146,150	12,965	149,975	13,905	148,989	14,435	144,066
2004	13,470	225,011	13,742	218,244	13,971	210,403	15,666	210,246	15,971	194,421
2005	18,853	417,497	19,153	408,774	19,898	415,380	24,097	469,236	27,885	450,343
2006	31,210	691,175	32,417	696,973	33,984	723,599	36,480	817,561	54,836	850,322
2007	45,311	1,067,580	47,350	1,104,729	50,169	1,156,070	54,572	1,209,226	61,106	1,214,096
2008	10,321	250,594	10,477	256,938	10,961	264,564	11,463	259,131	10,533	220,657
2009	620	10,869	547	9,260	474	8,165	413	6,380	320	4,258
2010	22	325	10	126	8	56	—	—	—	—

Total Loss Reserves	143,067	$2,935,276	147,861	$2,982,512	156,071	$3,079,763	172,584	$3,255,561	202,029	$3,213,735

	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	127,478	$2,759.4	131,891	$2,803.9	138,431	$2,896.3	147,248	$2,924.4	150,925	$2,931.1
Pool insurance (10) (B)	15,589	155.4	15,970	158.0	17,640	162.7	25,336	310.4	51,104	261.8
Surety (C)	—	20.5	—	20.6	—	20.8	—	20.8	—	20.8

Total	143,067	$2,935.3	147,861	$2,982.5	156,071	$3,079.8	172,584	$3,255.6	202,029	$3,213.7

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Pool insurance as of September 30, 2010 excludes 55 contracts resulting in the termination of $183.7 million risk in force in the third quarter of 2010. Pool insurance as of June 30, 2010 excludes 12 contracts resulting in the termination of $72.7 million risk in force in the second quarter of 2010. Pool insurance as of March 31, 2010 excludes 32 contracts representing 26,103 delinquencies associated with restructurings resulting in the termination of $212.9 million risk in force in the first quarter of 2010.

(C)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (14)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (14)
	(Dollars in millions, except claims paid and claim size)					(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$794	$669	$530	$304	$2,297	$321	$489	$1,052	$1,630	$3,492
Primary insurance in force	$20,785	$21,092	$21,351	$21,578	$20,785	$21,952	$22,315	$22,645	$22,665	$21,952
Primary risk in force	$5,073	$5,153	$5,217	$5,263	$5,073	$5,350	$5,444	$5,533	$5,569	$5,350
Policies in force	128,129	130,217	132,225	133,886	128,129	136,519	139,073	141,448	142,541	136,519
Primary loans in default	7,533	7,367	7,282	7,168	7,533	7,315	6,479	5,550	4,480	7,315
Primary default rate	5.88%	5.66%	5.51%	5.35%	5.88%	5.36%	4.66%	3.92%	3.14%	5.36%
Persistency	84.2%	86.3%	87.0%	85.6%	84.2%	83.9%	83.9%	84.1%	84.7%	83.9%
Primary claims paid (in thousands)	$32,030	$40,161	$28,299	$20,463	$120,953	$16,036	$15,159	$12,857	$10,703	$54,755
Number of primary claims paid	630	849	586	470	2,535	384	345	294	235	1,258
Average primary claim size (in thousands)	$50.8	$47.3	$48.3	$43.5	$47.7	$41.8	$43.9	$43.7	$45.5	$43.5

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (5) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Income Statement Components - Quarter Ended
Revenues
Premiums earned	$3,072	$1,245	$1,235	$1,402	$6,954	$1,962	$3,031	$3,415	$2,472	$10,880
Net gains from credit default swaps	3,859	2,249	462	1,718	8,288	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	1,867	(2,032)	2,400	1,525	3,760	1,603	(849)	(540)	4,860	5,074
Net realized investment (losses) gains	(60)	664	122	263	989	(795)	94	(271)	(1,765)	(2,737)
Other income (loss)	—	1	(3)	6	4	1	7	14	(35)	(13)

Total revenues	8,738	2,127	4,216	4,914	19,995	10,345	11,531	9,621	13,288	44,785

Losses and expenses
Losses and loss adjustment expenses	(914)	(2,287)	(631)	752	(3,080)	6,766	2,185	4,012	3,101	16,064
Amortization of deferred policy acquisition costs	—	—	—	—	—	1,588	314	321	320	2,543
Other underwriting and operating expenses	1,037	1,126	1,269	1,800	5,232	2,308	2,073	3,909	2,791	11,081

Total losses and expenses	123	(1,161)	638	2,552	2,152	10,662	4,572	8,242	6,212	29,688

Income (loss) from continuing operations before income taxes	8,615	3,288	3,578	2,362	17,843	(317)	6,959	1,379	7,076	15,097
Income tax expense (benefit) from continuing operations	—	641	(1,045)	2,345	1,941	2,609	(20,431)	14,831	346	(2,645)

Income (loss) from continuing operations	8,615	2,647	4,623	17	15,902	(2,926)	27,390	(13,452)	6,730	17,742
(Loss) gain on sale from discontinued operations, net of taxes	—	—	—	—	—	—	(5,312)	7	(30)	(5,335)

Net income (loss)	$8,615	$2,647	$4,623	$17	$15,902	$(2,926)	$22,078	$(13,445)	$6,700	$12,407

Loss ratio, expense ratio and combined ratio for the International Operations segment are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income and equity securities	$145,718	$117,717	$127,262	$150,633	$143,622	$145,628	$124,312	$97,521
Cash and cash equivalents	28,513	71,208	46,588	35,793	47,353	75,941	103,065	134,011
Deferred policy acquisition costs	—	—	—	—	—	1,589	1,823	2,027
Property, equipment and software, net of accumulated depreciation and amortization	—	3	6	16	27	38	52	688
Deferred tax assets (liabilities)	81,550	7,051	6,710	3,034	2,529	4,591	(14,256)	3,429
Other assets	6,895	7,108	13,480	9,602	9,226	7,814	9,958	7,191

Total assets	$262,676	$203,087	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

Liabilities
Reserve for losses and loss adjustment expenses	$23,185	$32,654	$33,178	$38,182	$40,085	$36,766	$49,884	$61,065
Unearned premiums	4,071	7,163	7,358	9,050	10,328	19,797	21,946	24,522
Other liabilities	6,920	13,934	14,584	32,438	34,763	58,908	64,217	64,623

Total liabilities	34,176	53,751	55,120	79,670	85,176	115,471	136,047	150,210

Shareholders’ equity	228,500	149,336	138,926	119,408	117,581	120,130	88,907	94,657

Total liabilities and shareholders’ equity	$262,676	$203,087	$194,046	$199,078	$202,757	$235,601	$224,954	$244,867

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(U.S. dollars in thousands, unless otherwise noted)					(U.S. dollars in thousands, unless otherwise noted)
Income Statement Components - Quarter Ended
Net premiums written	$105	$312	$347	$603	$1,367	$(7,268)	$(80)	$(496)	$546	$(7,298)

Revenues
Premiums earned	$2,852	$1,019	$1,082	$1,270	$6,223	$1,765	$2,904	$3,262	$2,373	$10,304
Net gains from credit default swaps	3,859	2,249	462	1,718	8,288	7,574	9,248	7,003	7,756	31,581
Net investment income (loss)	1,795	(2,103)	2,322	1,428	3,442	1,359	(758)	(375)	4,673	4,899
Net realized investment gains (losses)	302	664	(25)	415	1,356	(560)	100	66	(1,314)	(1,708)

Total revenues	8,808	1,829	3,841	4,831	19,309	10,138	11,494	9,956	13,488	45,076

Losses and expenses
Losses and loss adjustment expenses	(1,410)	(2,556)	(731)	439	(4,258)	5,429	1,950	3,814	2,943	14,136
Amortization of deferred policy acquisition costs	—	—	—	—	—	1,409	279	283	298	2,269
Other underwriting and operating expenses	842	1,066	1,003	1,538	4,449	2,069	1,836	3,685	2,436	10,026

Total losses and expenses	(568)	(1,490)	272	1,977	191	8,907	4,065	7,782	5,677	26,431

Income before income taxes	9,376	3,319	3,569	2,854	19,118	1,231	7,429	2,174	7,811	18,645
Income tax expense (benefit)	—	642	(1,045)	2,345	1,942	2,608	(20,430)	16,284	346	(1,192)

Net income (loss)	$9,376	$2,677	$4,614	$509	$17,176	$(1,377)	$27,859	$(14,110)	$7,465	$19,837

Net income (loss) (Euros in thousands)	€7,020	€2,069	€3,490	€368	€12,947	€(1,295)	€20,494	€(10,693)	€5,715	€14,221

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$128,134	$100,282	$110,100	$132,829	$129,355	$131,439	$110,107	$96,586
Cash and cash equivalents	27,766	70,362	45,472	34,569	42,695	70,751	100,102	117,336
Deferred policy acquisition costs	—	—	—	—	—	1,412	1,627	1,811
Property, equipment and software, net of accumulated depreciation and amortization	—	3	6	16	27	38	52	688
Other assets (liabilities)	12,109	12,104	18,273	10,775	11,269	11,763	(8,462)	10,581

Total assets	$168,009	$182,751	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

Liabilities
Reserve for losses and loss adjustment expenses	$21,050	$30,902	$31,268	$36,120	$38,315	$35,874	$49,281	$60,637
Unearned premiums	3,688	6,575	6,568	8,052	9,234	18,497	20,629	23,167
Other liabilities	6,504	13,572	14,393	32,130	34,462	58,584	61,981	64,220

Total liabilities	31,242	51,049	52,229	76,302	82,011	112,955	131,891	148,024

Shareholders’ equity	136,767	131,702	121,622	101,887	101,335	102,448	71,535	78,978

Total liabilities and shareholders’ equity	$168,009	$182,751	$173,851	$178,189	$183,346	$215,403	$203,426	$227,002

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total (14)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (14)
	(U.S. dollars in millions, except claims paid)					(U.S. dollars in millions, except claims paid)
Insurance in force	$5,110	$8,544	$8,534	$9,350	$5,110	$14,071	$36,289	$39,196	$41,552	$14,071
Risk in force	$674	$1,999	$1,889	$2,092	$674	$4,876	$5,252	$6,812	$6,611	$4,876
Claims paid including credit default swaps (in thousands) (A)	$11,646	$1,859	$2,441	$2,474	$18,420	$4,023	$18,675	$19,676	$23,570	$65,944

(A)	In the fourth quarter of 2010, approximately $10.5 million of the claims paid were from certain contract commutations.

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2010					2009
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	Total	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total
	(Dollars in thousands)					(Dollars in thousands)
Income Statement Components - Quarter Ended
Net premiums written	$—	$—	$—	$—	$—	$—	$(1)	$—	$5	$4

Revenues
Premiums earned	$—	$—	$—	$—	$—	$2	$4	$7	$8	$21
Net investment income	138	147	131	130	546	309	351	727	1,975	3,362
Equity in earnings (losses) from unconsolidated subsidiaries	5,514	(147)	(61)	(121)	5,185	(135)	(109)	(171)	(152)	(567)
Net realized investment (losses) gains	(1)	—	276	—	275	—	(1)	—	(18)	(19)
Change in fair value of certain debt instruments (2)	(19,908)	(5,125)	(47,687)	(40,813)	(113,533)	34,000	3,125	(39,079)	18,476	16,522
Other income	56	—	—	—	56	—	5	105	2,269	2,379

Total (expenses) revenues	(14,201)	(5,125)	(47,341)	(40,804)	(107,471)	34,176	3,375	(38,411)	22,558	21,698

Losses and expenses
Other underwriting and operating expenses	(555)	4,256	1,276	2,070	7,047	7,781	2,059	3,062	3,710	16,612
Interest expense	10,300	10,200	10,072	9,449	40,021	10,081	9,326	11,715	11,836	42,958

Total losses and expenses	9,745	14,456	11,348	11,519	47,068	17,862	11,385	14,777	15,546	59,570

(Loss) income before income taxes	(23,946)	(19,581)	(58,689)	(52,323)	(154,539)	16,314	(8,010)	(53,188)	7,012	(37,872)
Income tax expense (benefit)	—	12,615	(19,141)	(17,102)	(23,628)	(414)	(3,320)	(19,790)	1,437	(22,087)

Net (loss) income	$(23,946)	$(32,196)	$(39,548)	$(35,221)	$(130,911)	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
	(Dollars in thousands)				(Dollars in thousands)
Balance Sheet Components - As of Quarter End
Assets
Investments:
Fixed income securities	$1,832	$1,960	$1,906	$2,054	$15,839	$16,053	$15,606	$117,718
Equity securities: common	—	—	—	288	—	—	—	—
Short term investments	—	—	—	—	1,210	1,210	1,300	1,300

Total investments	$1,832	$1,960	$1,906	$2,342	$17,049	$17,263	$16,906	$119,018
Cash and cash equivalents	81,120	80,451	95,961	50,956	71,717	69,491	86,798	135,952
Investments in unconsolidated subsidiaries	14,570	14,519	14,812	14,850	14,949	14,999	15,064	15,170
Property, equipment and software, net of accumulated depreciation and amortization	62,417	63,282	64,269	65,260	66,260	67,281	67,962	69,062
Deferred tax assets	—	39,812	52,506	69,159	49,102	32,041	29,038	16,872
Other assets (liabilities)	6,042	6,488	9,476	1,497	11,208	(13,285)	21,109	21,358

Total assets	$165,981	$206,512	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432

Liabilities
Unearned premiums	—	—	$—	$—	$3	$5	$9	$16
Debt	331,158	303,453	303,043	424,570	389,991	417,757	427,116	457,054
Other liabilities (assets)	3,781	4,024	4,220	(10,887)	(8,303)	(60,656)	(22,651)	(22,268)

Total liabilities	334,939	307,477	307,263	413,683	381,691	357,106	404,474	434,802

Shareholders’ deficit	(168,958)	(100,965)	(68,333)	(209,619)	(151,406)	(169,316)	(167,597)	(57,370)

Total liabilities and shareholders’ deficit	$165,981	$206,512	$238,930	$204,064	$230,285	$187,790	$236,877	$377,432